EXHIBIT 10.1

NINTH AMENDMENT TO THE
PIONEER NATURAL RESOURCES USA, INC.
401(k) AND MATCHING PLAN
(Amended and Restated Effective as of January 1, 2020)

THIS NINTH AMENDMENT is made and entered into by Pioneer Natural Resources USA, Inc. (the “Company”):
WITNESSETH:
WHEREAS, the Company maintains the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the “Plan”);
WHEREAS, pursuant to Section 8.3 of the Plan, the Benefit Plan Design Committee (the “Committee”) of the Company maintains the authority to amend the Plan at any time; and
WHEREAS, the Committee desires to amend the Plan to change the matching contribution rate effective August 15, 2022.
NOW THEREFORE, the Plan is hereby amended as follows:
1.    Effective August 15, 2022, Section 3.2(a) of the Plan is hereby amended as follows:
(a)
(i)    For each pay period ending prior to August 15, 2022, an Employer shall make to the Plan for each Participant in its employ a Matching Contribution equal to 100% of the Pre-Tax Contributions and Pre-Tax Contributions designated as Roth Contributions made by the Employer on such Participant’s behalf during such pay period which are not in excess of 10% of such Participant’s Basic Compensation for such pay period.
(ii)    For each pay period beginning on or after August 15, 2022, an Employer shall make to the Plan for each Participant in its employ a Matching Contribution equal to 200% of the Pre-Tax Contributions and Pre-Tax Contributions designated as Roth Contributions made by the Employer on such Participant’s behalf during such pay period which are not in excess of 5% of such Participant’s Basic Compensation for such pay period.

2.    Effective August 15, 2022, Section 3.2(b) of the Plan is hereby amended as follows:
(b)
(i)    For the Plan Year ending on December 31, 2022, an Employer shall make to the Plan for each Participant in its employ on the last day of such Plan Year (except as provided below in subsection (b)(iii)) an additional Matching Contribution prorated based on the Matching Contribution rates set forth in Section 3.2(a). The additional Matching Contribution will equal (1) A minus B, where A is equal to 100% multiplied by the lesser of (i) the Participant’s Total Tax-Advantaged Contributions for the Plan Year or (ii) 10% of the Participant’s Basic Compensation for the Plan Year, and B is equal to the total amount of Matching Contributions made for the Participant for the Plan Year pursuant to Section 3.2(a) (iii) multiplied by 17/26 plus (2) C minus D, where C is equal to 200% multiplied by the lesser of (i) the Participant’s Total Tax-Advantaged Contributions for the Plan Year or (ii) 5% of the Participant’s Basic Compensation for the Plan Year, and D is equal to the total amount of Matching Contributions made for the Participant for the Plan Year pursuant to Section 3.2(a) (iii) multiplied by 9/26; provided, however, that a Participant shall not receive an allocation of an additional Matching Contribution if the amount of such contribution is less than $1.
(ii)    As of the end of each Plan Year beginning on or after January 1, 2023, an Employer shall make to the Plan for each Participant in its employ on the last day of such Plan Year (except as provided below in subsection (b)(iii)) an additional Matching Contribution equal to A minus B, where A is equal to 200% multiplied by the lesser of (i) the Participant’s Total Tax-Advantaged Contributions for the Plan Year or (ii) 5% of the Participant’s Basic Compensation for the Plan Year, and B is equal to the total amount of Matching Contributions made for the Participant for the Plan Year pursuant to Section 3.2(a); provided, however, that a Participant shall not receive an allocation of an additional Matching Contribution if the amount of such contribution is less than $1.
(iii)    For any Participant who is hired on or after January 1, 2021, no additional Matching Contribution will be made for the Plan Year containing the Participant’s Employment Date.

NOW, THEREFORE, be it further provided that except as provided above, the Plan shall continue to read in its current state.
IN WITNESS WHEREOF, the Company has executed this Ninth Amendment this 10th day of August 2022 to be effective as specified above.

PIONEER NATURAL RESOURCES USA, INC.

    By: /s/ Tyson L. Taylor
    Name: Tyson Taylor
Title: Sr. Vice President, HR & Communications

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